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The Advisors' Inner Circle Fund II

HANCOCK HORIZON DIVERSIFIED INCOME FUND

Institutional Class Shares: HHIIX
Investor Class Shares: HHIAX (formerly, Class A Shares)
Class C Shares: HHICX






SUMMARY PROSPECTUS

MAY 31, 2016




Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://hancockhorizon.com/FundInvestors/Literature.aspx. You can also get this information at no cost by calling 1-888-422-2654, by sending an e-mail request to information@hancockhorizon.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated May 31, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
                                                               [GRAPHIC OMITTED]


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

HANCOCK HORIZON DIVERSIFIED INCOME FUND

INVESTMENT OBJECTIVE

The Hancock Horizon Diversified Income Fund (the "Diversified Income Fund" or the "Fund") seeks to maximize current income, with a secondary goal of long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
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
                                                        INSTITUTIONAL             INVESTOR
                                                        CLASS SHARES            CLASS SHARES           CLASS C SHARES
                                                        -------------           ------------           --------------
Management Fees ....................................            0.70%                  0.70%                    0.70%
Distribution and/or Service (12b-1) Fees ...........             None                   None                    0.75%
Other Expenses .....................................            0.30%                  0.55%                    0.55%
                                                                -----                  -----                    -----
   Shareholder Servicing Fees ......................    None                    0.25%                  0.25%
   Other Operating Expenses ........................    0.30%                   0.30%                  0.30%
Acquired Fund Fees and Expenses ....................            0.22%                  0.22%                    0.22%
                                                                -----                  -----                    -----
Total Annual Fund Operating Expenses(1) ............            1.22%                  1.47%                    2.22%
Less Fee Reductions and/or Expense Reimbursements ..          (0.10)%                 (0.10)%                  (0.10)%
                                                              -------                 -------                  -------
Total Annual Fund Operating Expenses
 After Fee Reductions and/or Expense
 Reimbursements(1,2) ...............................            1.12%                  1.37%                    2.12%

(1)  THE TOTAL ANNUAL FUND OPERATING EXPENSES IN THIS FEE TABLE, BOTH BEFORE
     AND AFTER FEE REDUCTIONS AND/OR EXPENSE REIMBURSEMENTS, DO NOT CORRELATE TO THE EXPENSE RATIO IN THE FUND'S FINANCIAL HIGHLIGHTS BECAUSE THE FINANCIAL HIGHLIGHTS INCLUDE ONLY THE DIRECT OPERATING EXPENSES INCURRED BY THE FUND, AND EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

(2) HORIZON ADVISERS (THE "ADVISER") HAS CONTRACTUALLY AGREED TO REDUCE FEES AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES (COLLECTIVELY, "EXCLUDED EXPENSES")) FROM EXCEEDING 0.90%, 1.15% AND 1.90% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE INSTITUTIONAL CLASS, INVESTOR CLASS AND CLASS C SHARES, RESPECTIVELY, UNTIL MAY 31, 2017 (THE "EXPENSE CAPS"). IN ADDITION, IF AT ANY POINT TOTAL ANNUAL FUND OPERATING EXPENSES (NOT INCLUDING EXCLUDED EXPENSES) ARE BELOW THE EXPENSE CAPS, THE ADVISER MAY RECEIVE FROM THE FUND THE DIFFERENCE BETWEEN THE TOTAL ANNUAL FUND OPERATING EXPENSES (NOT INCLUDING EXCLUDED EXPENSES) AND THE EXPENSE CAPS TO RECOVER ALL OR A PORTION OF ITS PRIOR FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS MADE DURING THE PRECEDING THREE-YEAR PERIOD DURING WHICH THIS AGREEMENT, OR ANY PRIOR AGREEMENT, WAS IN PLACE. THIS AGREEMENT MAY BE
     TERMINATED: (I) BY THE BOARD OF TRUSTEES (THE "BOARD") OF THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST"), FOR ANY REASON AT ANY TIME; OR (II) BY THE ADVISER, UPON NINETY (90) DAYS' PRIOR WRITTEN NOTICE TO THE TRUST, EFFECTIVE AS OF THE CLOSE OF BUSINESS ON MAY 31, 2017.

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EXAMPLE
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This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                               ------      -------      -------      --------
Institutional Class Shares ..   $114        $377           $661       $1,468
Investor Class Shares .......   $139        $455           $793       $1,749
Class C Shares ..............   $215        $685         $1,181       $2,547

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PORTFOLIO TURNOVER
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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maximize current income and, secondarily, achieve long-term capital appreciation, by investing in a broad range of income-producing securities, including, but not limited to, common and preferred stocks, corporate bonds, government securities, municipal bonds, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), mortgage-backed and asset-backed securities, and bank loans.

For the equity portion of the Fund's portfolio, the Fund may invest in common and preferred stock. In addition to stocks, MLPs and REITs, the Fund may also invest in convertible securities and American Depositary Receipts ("ADRs"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund may invest in securities of companies of any market capitalization. The Adviser may, from time to time, focus the Fund's investments on dividend-paying equity securities.

For the fixed income portion of the Fund's portfolio, the Fund may invest in debt instruments of any maturity or credit quality, including instruments rated below investment grade ("high yield" or "junk" bonds). There is no limit on the amount of Fund assets that may be invested in high yield bonds. The Fund may invest in government securities, including securities issued by U.S. government-sponsored entities, U.S. agencies and instrumentalities, foreign governments and supranational entities, and municipal bonds. In addition, the Fund may invest in asset-backed securities, including residential and commercial mortgage-backed securities. The Adviser may, from time to time, focus the Fund's investments on corporate debt.

Securities in the Fund's portfolio may be issued by domestic or foreign public or private entities, and may include securities of emerging markets issuers. The Fund may invest up to 20% of its assets in securities of emerging markets issuers. The Fund may also invest in exchange-traded funds ("ETFs"), mutual funds and closed-end funds in seeking to achieve its investment objective.

The Adviser allocates the Fund's assets among asset classes based on, among other things, its evaluation of market conditions, asset class and/or security values, correlation among asset classes, and the level of income production of a particular asset class or security. Allocations may vary from time to time. There is no limit on how or the percentage of Fund assets the Adviser may allocate to different asset classes.

In selecting investments for the Fund, the Adviser considers the level of income that an investment can provide to achieve the Fund's objective. In addition, a potential investment will be evaluated in terms of its level of risk, its relative value to similar types of investments, and its correlation to other assets within the Fund's portfolio.

The Adviser may sell a security if its relative contribution to the Fund's portfolio has diminished compared to other investment alternatives or if its risk has increased relative to other investment alternatives.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The mid- and small-capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

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FIXED INCOME SECURITIES RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Given the historically low interest rate environment, risks associated with rising rates are heightened. The volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally greater for fixed income securities with longer maturities or duration.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

MORTGAGE-BACKED SECURITIES RISK -- The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

ASSET-BACKED SECURITIES RISK -- Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because certain asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

U.S. GOVERNMENT SECURITIES RISK -- U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

HIGH YIELD SECURITIES RISK -- High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial condition of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- The Fund may invest in companies located or doing business in emerging market countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging market securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

MLPs RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REITs RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

INVESTMENT IN OTHER INVESTMENT COMPANIES RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

BANK LOANS RISK -- The Fund may invest in bank loans through participations or assignments. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. Investments in unsecured bank loans are subject to a greater risk of loss than investments in bank loans secured by collateral.

Bank loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance.

Prior to May 31, 2016, Investor Class Shares of the Fund were called "Class A Shares," and shareholders were charged a sales charge on certain purchases of Class A Shares. The Investor Class Shares performance provided in the table below for the period prior to May 31, 2016 represents the performance of Investor Class Shares when they were called Class A Shares and includes the Maximum Sales Charge (Load) that was applicable to Class A Shares.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

                           ---------------------------
                               2013           7.14%
                           ---------------------------
                               2014           3.13%
                           ---------------------------
                               2015          (8.78)%
                           ---------------------------


                          BEST QUARTER      WORST QUARTER
                              6.06%            (5.34)%
                          (03/31/2013)      (09/30/2015)

The performance information shown above is based on a calendar year. The Fund's Institutional Class Shares' performance from 1/1/16 to 3/31/16 was 1.55% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class Shares only. After-tax returns for other classes will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                               SINCE INCEPTION
DIVERSIFIED INCOME FUND                          1 YEAR         (09/26/2012)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
  INSTITUTIONAL CLASS SHARES .................   (8.78)%           0.54%
  INVESTOR CLASS SHARES ......................  (12.88)%          (1.02)%
  CLASS C SHARES .............................   (9.70)%          (0.43)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
  INSTITUTIONAL CLASS SHARES .................  (10.90)%          (1.36)%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES
  INSTITUTIONAL CLASS SHARES .................   (5.15)%          (0.41)%
DOW JONES U.S. SELECT DIVIDEND INDEX
 ("DOW JONES INDEX") (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES) ................   (1.64)%          12.52%
BARCLAYS U.S. INTERMEDIATE AGGREGATE BOND
 INDEX ("BARCLAYS INDEX") (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES) ......    1.21%            1.34%
50/50 HYBRID OF THE DOW JONES INDEX AND
 THE BARCLAYS INDEX ..........................   (0.15)%           6.91%

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

Greg Hodlewsky, CFA, Investment Director, joined the Adviser in 2011 and has served on the portfolio team for the Fund since its inception in 2012.

John Portwood, CFA, Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2012.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PURCHASING AND SELLING FUND SHARES

Shares of the Fund can generally only be purchased through an account with an investment professional or other institution. To purchase shares of the Fund for the first time, you must invest at least $1,000. Subsequent investments in the Fund must be made in amounts of at least $100.

The Fund's shares are redeemable. If you own your shares through an account with an investment professional or other institution, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting that investment professional or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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